EXHIBIT 99.8

                                  MSAC 2004-HE4

                                   All records


Selection Criteria: All records
Table of Contents

1. Summary Statistics
2. Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Combined Original LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position


1. Summary Statistics

Number of Mortgage Loans: 6,464
Aggregate Principal Balance ($): 1,070,262,586
Weighted Average Current Mortgage Rate (%): 7.078
Non-Zero Weighted Average Margin (%): 5.654
Non-Zero Weighted Average Maximum Rate (%): 14.020
Weighted Average Stated Original Term (months): 353
Weighted Average Stated Remaining Term (months): 350
Weighted Average Combined Original LTV (%): 81.31
% First Liens: 97.66
% Owner Occupied: 94.20
% Purchase: 36.40
% Full Doc: 48.81
Non-Zero Weighted Average Credit Score: 620

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2. Originator

-------------------------------------------------------------------------------------------------------
                                                % of
                                             Mortgage
                                             Pool by
                             Aggregate       Aggregate    Weighted    Weighted     Weighted
               Number         Cut-off        Cut-off      Average     Average       Average    Weighted
                 of             Date           Date        Gross      Remaining    Combined    Average
               Mortgage      Principal       Principal    Interest      Term       Original     FICO
Originator     Loans        Balance ($)      Balance      Rate (%)    (months)        LTV       Score
-------------------------------------------------------------------------------------------------------
Accredited     1,918        315,768,230        29.5        7.273        352          80.65       630
New Century    4,546        754,494,356        70.5        6.997        349          81.58       616
Total:         6,464      1,070,262,586         100        7.078        350          81.31       620

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3. Product Types

---------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                      Mortgage
                                                                      Pool by
                                                      Aggregate       Aggregate    Weighted     Weighted    Weighted
                                       Number          Cut-off        Cut-off      Average      Average      Average     Weighted
                                         of              Date           Date        Gross       Remaining   Combined     Average
                                       Mortgage       Principal       Principal    Interest       Term      Original      FICO
Product Types                          Loans         Balance ($)      Balance      Rate (%)     (months)       LTV        Score
---------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                           11             739,916         0.07        6.811         116         79.42        612
Fixed - 15 Year                          169          16,225,019         1.52        7.241         177         80.35        606
Fixed - 20 Year                          464          28,113,883         2.63        8.846         236         91.39        639
Fixed - 25 Year                           10           1,349,093         0.13        6.359         297         81.83        598
Fixed - 30 Year                        1,545         228,843,194        21.38        7.067         357         82.11        630
Balloon - 15/30                            2             244,213         0.02        6.711         175           100        692
ARM - 2 Year/6 Month                   3,050         567,422,535        53.02        7.022         357         80.31        609
ARM - 3 Year/6 Month                     884         146,425,103        13.68        7.316         355         81.44        625
ARM - 10 Year IO/1 Month                  34           9,694,337         0.91        4.621         296         83.84        731
Interest Only - ARM 2 Year/6 Month       269          65,569,998         6.13        6.698         357         82.33        640
Interest Only - ARM 3 Year/6 Month        25           5,355,295          0.5         6.62         356         80.91        634
Interest Only - Fixed 30 Year              1             280,000         0.03         5.99         356            80        647
Total:                                 6,464       1,070,262,586          100        7.078         350         81.31        620

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4. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------------------
                                                                % of
                                                              Mortgage
                                                               Pool by
                                                Aggregate     Aggregate       Weighted      Weighted       Weighted
                                  Number         Cut-off       Cut-off         Average      Average        Average        Weighted
                                   of             Date          Date           Gross       Remaining       Combined       Average
                                 Mortgage       Principal     Principal       Interest       Term          Original        FICO
Range of Gross Interest Rates    (Loans         Balance ($)    Balance         Rate (%)     (months)         LTV           Score
----------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                        63           17,367,049      1.62           4.686         323            80.89           694
5.000 - 5.999                       654          140,417,816     13.12           5.706         352            79.62           649
6.000 - 6.999                     2,130          408,981,014     38.21           6.577         353            80.93           633
7.000 - 7.999                     2,062          340,086,318     31.78           7.512         351            81.73           607
8.000 - 8.999                       884          117,349,689     10.96            8.46         351            80.64           568
9.000 - 9.999                       347           27,811,578       2.6           9.455         322            85.06           585
10.000 - 10.999                     246           13,884,614       1.3          10.334         293            93.31           644
11.000 - 11.999                      77            4,282,742       0.4          11.285         291            95.13           651
12.000 - 12.999                       1               81,765      0.01            12.5         237              100           650
Total:                            6,464        1,070,262,586       100           7.078         350            81.31           620
Minimum: 4.125
Maximum: 12.500
Weighted Average: 7.078

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5. Range of Cut-off Date Principal Balances ($)

-----------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                           Mortgage
                                                           Pool by
                                            Aggregate      Aggregate     Weighted    Weighted      Weighted
                              Number         Cut-off       Cut-off       Average     Average       Average     Weighted
                               of             Date          Date         Gross       Remaining     Combined    Average
Range of Cut-off Date         Mortgage      Principal      Principal     Interest     Term         Original     FICO
  Principal Balances ($)      Loans         Balance ($)    Balance       Rate (%)    (months)       LTV        Score
-----------------------------------------------------------------------------------------------------------------------
1 - 25,000                      18             412,093      0.04         9.976        242          99.29        651
25,001 - 50,000                358          14,370,736      1.34         9.449        265          90.61        634
50,001 - 75,000                794          49,628,882      4.64          8.17        322           82.7        608
75,001 - 100,000               845          74,212,024      6.93         7.623        342          81.27        609
100,001 - 125,000              800          89,620,687      8.37         7.258        351          80.97        607
125,001 - 150,000              746         102,155,011      9.54          7.18        352          80.63        610
150,001 - 175,000              487          78,692,332      7.35         7.092        353          81.09        609
175,001 - 200,000              495          92,961,119      8.69         7.082        353          80.09        617
200,001 - 225,000              404          86,028,265      8.04         6.965        356          80.55        615
225,001 - 250,000              287          68,201,795      6.37         7.051        353          80.59        619
250,001 - 275,000              283          74,034,346      6.92         6.767        353          81.08        629
275,001 - 300,000              233          66,925,148      6.25           6.7        352          80.99        631
300,001 - 325,000              161          50,260,070       4.7         6.706        355          82.87        639
325,001 - 350,000              129          43,476,810      4.06         6.846        355          83.46        626
350,001 - 375,000              102          36,826,251      3.44         6.737        354           83.2        627
375,001 - 400,000              110          42,780,255         4         6.695        355          81.77        644
400,001 - 425,000               39          16,026,820       1.5         6.737        356          81.05        620
425,001 - 450,000               46          20,144,058      1.88         6.736        354          82.58        634
450,001 - 475,000               34          15,757,986      1.47         6.517        349          81.03        629
475,001 - 500,000               67          33,007,871      3.08         6.704        356          78.92        625
500,001 - 750,000               26          14,740,027      1.38         6.645        340          79.63        635
Total:                       6,464       1,070,262,586       100         7.078        350          81.31        620
Minimum: 19,370
Maximum: 709,681
Average: 165,573

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6. Stated Original Term (months)

--------------------------------------------------------------------------------------------------------------------------
                                                             % of
                                                            Mortgage
                                                            Pool by
                                            Aggregate       Aggregate     Weighted      Weighted     Weighted
                                 Number      Cut-off        Cut-off       Average       Average      Average      Weighted
                                  of          Date           Date         Gross         Remaining    Combined     Average
                                 Mortgage   Principal       Principal     Interest       Term        Original      FICO
Stated Original Term (months)    Loans      Balance ($)     Balance       Rate (%)      (months)      LTV         Score
--------------------------------------------------------------------------------------------------------------------------
120                                 11           739,916       0.07         6.811          116         79.42         612
180                                172        16,681,560       1.56         7.243          177         80.76         607
240                                464        28,113,883       2.63         8.846          236         91.39         639
300                                 44        11,043,431       1.03         4.833          296         83.59         715
360                              5,773     1,013,683,796      94.71         7.051          356         81.01         618
Total:                           6,464     1,070,262,586        100         7.078          350         81.31         620
Minimum: 120
Maximum: 360
Weighted Average: 353

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7. Range of Stated Remaining Terms (months)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                         Mortgage
                                                                         Pool by
                                                          Aggregate     Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off       Cut-off       Average     Average      Average    Weighted
                                               of           Date           Date         Gross     Remaining    Combined     Average
                                            Mortgage      Principal     Principal     Interest       Term      Original      FICO
Range of Stated Remaining Terms (months)      Loans      Balance ($)     Balance      Rate (%)     (months)       LTV        Score
-----------------------------------------------------------------------------------------------------------------------------------
109 - 120                                       11          739,916        0.07         6.811        116         79.42        612
169 - 180                                      172       16,681,560        1.56         7.243        177         80.76        607
229 - 240                                      464       28,113,883        2.63         8.846        236         91.39        639
289 - 300                                       44       11,043,431        1.03         4.833        296         83.59        715
337 - 348                                        2          390,726        0.04         7.515        348         96.83        599
349 - 360                                    5,771    1,013,293,071       94.68         7.051        356         81.01        618
Total:                                       6,464    1,070,262,586         100         7.078        350         81.31        620
Minimum: 115
Maximum: 358
Weighted Average: 350

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8. Range of Combined Original LTV Ratios (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                         Mortgage
                                                                         Pool by
                                                          Aggregate     Aggregate   Weighted      Weighted    Weighted
                                             Number        Cut-off       Cut-off     Average      Average      Average     Weighted
                                               of           Date           Date       Gross      Remaining    Combined      Average
                                            Mortgage      Principal     Principal   Interest        Term      Original       FICO
Range of Combined Original LTV Ratios (%)     Loans      Balance ($)     Balance    Rate (%)      (months)       LTV         Score
-----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                   1            29,584          0        5.999         176         13.04         614
15.01 - 20.00                                   5           329,174        0.03       7.001         357         18.39         560
20.01 - 25.00                                   5           356,599        0.03       6.912         339         23.78         616
25.01 - 30.00                                  10           742,154        0.07        7.04         357         27.65         554
30.01 - 35.00                                  15         2,175,497         0.2       6.903         352         32.96         632
35.01 - 40.00                                  11         1,276,051        0.12       6.937         356         37.61         570
40.01 - 45.00                                  30         3,717,020        0.35       7.007         348         43.32         587
45.01 - 50.00                                  38         5,174,770        0.48       7.167         352         47.66         588
50.01 - 55.00                                  36         6,804,686        0.64       7.092         356            53         590
55.01 - 60.00                                  90        13,899,662         1.3       7.172         353         58.41         585
60.01 - 65.00                                 167        26,733,527         2.5       7.075         353          63.4         581
65.01 - 70.00                                 327        57,375,131        5.36       7.195         349         68.61         584
70.01 - 75.00                                 535        91,213,179        8.52       7.219         350         74.01         586
75.01 - 80.00                               2,360       406,412,730       37.97       6.858         351         79.69         633
80.01 - 85.00                                 950       166,276,002       15.54       7.111         352         84.48         597
85.01 - 90.00                                 996       195,107,341       18.23       7.045         352          89.6         630
90.01 - 95.00                                 271        50,976,268        4.76       6.894         351         94.66         650
95.01 - 100.00                                617        41,663,208        3.89       8.989         304          99.9         671
Total:                                      6,464     1,070,262,586         100       7.078         350         81.31         620
Minimum: 13.04
Maximum: 100.00
Weighted Average: 81.31

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9. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                   Pool by
                                                  Aggregate       Aggregate     Weighted     Weighted    Weighted
                                     Number        Cut-off         Cut-off       Average     Average      Average     Weighted
                                       of           Date             Date         Gross     Remaining    Combined      Average
                                    Mortgage      Principal       Principal     Interest       Term      Original       FICO
Range of Gross Margins (%)            Loans      Balance ($)       Balance      Rate (%)     (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                      2,202       275,795,317        25.77         7.253        333         82.96         629
<= 3.500                                 36         9,691,023         0.91         4.867        305         83.61         720
3.501 - 4.000                            10         3,160,804          0.3         5.059        328         83.72         684
4.001 - 4.500                            47        11,365,371         1.06         5.858        356         79.44         674
4.501 - 5.000                           136        28,082,064         2.62         6.344        356         79.66         673
5.001 - 5.500                         1,694       320,726,064        29.97         6.701        357         81.98         617
5.501 - 6.000                         1,382       268,428,069        25.08         7.076        356         80.75         621
6.001 - 6.500                           444        74,893,242            7         7.601        355         78.92         597
6.501 - 7.000                           354        54,940,855         5.13         8.083        356         76.15         572
7.001 - 7.500                            92        13,595,950         1.27         8.617        355         80.65         571
7.501 - 8.000                            44         6,502,035         0.61          8.93        355         80.28         569
8.001 - 8.500                            16         2,385,587         0.22         9.695        355          78.9         552
8.501 - 9.000                             4           479,016         0.04        10.003        354         80.35         535
9.001 - 9.500                             1           104,360         0.01         10.99        355            85         585
>10.000                                   2           112,830         0.01        11.564        355         74.99         522
Total:                                6,464     1,070,262,586          100         7.078        350         81.31         620
Non-Zero Minimum: 1.000
Maximum: 10.500
Non-Zero Weighted Average: 5.654

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10. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                      Mortgage
                                                                      Pool by
                                                      Aggregate      Aggregate      Weighted      Weighted     Weighted
                                         Number        Cut-off        Cut-off        Average      Average       Average     Weighted
                                           of           Date            Date          Gross      Remaining     Combined      Average
                                        Mortgage      Principal      Principal      Interest        Term       Original       FICO
Range of Minimum Mortgage Rates (%)       Loans      Balance ($)      Balance       Rate (%)      (months)        LTV         Score
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                         2,202       275,795,317       25.77          7.253         333          82.96         629
<=5.000                                     69        18,600,070        1.74          4.707         325          80.65         694
5.001 - 5.500                              102        24,154,516        2.26          5.332         357          78.53         634
5.501 - 6.000                              357        78,920,146        7.37          5.846         357          79.92         645
6.001 - 6.500                              573       122,794,340       11.47          6.316         356          81.11         640
6.501 - 7.000                              961       187,917,984       17.56          6.814         356          81.02         628
7.001 - 7.500                              754       135,756,209       12.68          7.301         356          81.89         615
7.501 - 8.000                              746       126,164,220       11.79          7.796         356          81.25         590
8.001 - 8.500                              359        53,685,395        5.02          8.293         356          79.88         568
8.501 - 9.000                              225        31,813,818        2.97          8.807         356          78.97         552
9.001 - 9.500                               67         8,004,435        0.75          9.294         356          76.93         545
9.501 - 10.000                              31         4,497,140        0.42          9.805         356          74.31         533
10.001 -10.500                              10         1,161,155        0.11         10.246         357          59.66         529
10.501 - 11.000                              4           543,511        0.05         10.821         357           64.6         540
11.001 - 11.500                              3           418,377        0.04          11.32         355          63.89         517
11.501 - 12.000                              1            35,955           0           11.7         356             80         540
Total:                                   6,464     1,070,262,586         100          7.078         350          81.31         620
Non-Zero Minimum: 4.100
Maximum: 11.700
Non-Zero Weighted Average: 7.018

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11. Range of Maximum Mortgage Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         % of
                                                                       Mortgage
                                                                       Pool by
                                                       Aggregate      Aggregate     Weighted      Weighted     Weighted
                                          Number        Cut-off        Cut-off       Average      Average       Average    Weighted
                                            of           Date            Date         Gross      Remaining     Combined     Average
                                         Mortgage      Principal      Principal     Interest        Term       Original      FICO
Range of Maximum Mortgage Rates (%)        Loans      Balance ($)      Balance      Rate (%)      (months)        LTV        Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                          2,202      275,795,317        25.77         7.253         333          82.96        629
<= 12.500                                   177       43,673,819         4.08         5.079         343          79.51        660
12.501 - 13.000                             355       78,640,883         7.35          5.85         357          79.85        645
13.001 - 13.500                             572      122,704,406        11.46         6.318         356          81.11        640
13.501 - 14.000                             960      187,636,040        17.53         6.814         356          81.05        628
14.001 - 14.500                             754      135,624,582        12.67         7.301         356          81.88        615
14.501 - 15.000                             745      126,089,679        11.78         7.796         356          81.24        590
15.001 - 15.500                             358       53,623,469         5.01         8.294         356          79.88        568
15.501 - 16.000                             225       31,813,818         2.97         8.807         356          78.97        552
16.001 - 16.500                              67        8,004,435         0.75         9.294         356          76.93        545
16.501 - 17.000                              31        4,497,140         0.42         9.805         356          74.31        533
17.001 - 17.500                              10        1,161,155         0.11        10.246         357          59.66        529
17.501 - 18.000                               4          543,511         0.05        10.821         357           64.6        540
18.001 - 18.500                               3          418,377         0.04         11.32         355          63.89        517
18.501 - 19.000                               1           35,955            0          11.7         356             80        540
Total:                                    6,464    1,070,262,586          100         7.078         350          81.31        620
Non-Zero Minimum: 11.500
Maximum: 18.700
Non-Zero Weighted Average: 14.020

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12. Initial Periodic Cap (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate       Aggregate       Weighted     Weighted     Weighted
                                     Number          Cut-off         Cut-off         Average     Average       Average     Weighted
                                       of             Date             Date           Gross     Remaining     Combined      Average
                                    Mortgage        Principal       Principal       Interest       Term       Original       FICO
Initial Periodic Cap (%)              Loans        Balance ($)       Balance        Rate (%)     (months)        LTV         Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                      2,202        275,795,317        25.77           7.253        333          82.96         629
1                                        17          2,651,556         0.25           7.244        356           78.1         592
1.5                                   4,206        781,487,850        73.02           7.046        356          80.71         615
2                                         5            633,526         0.06           7.835        350          79.77         602
3                                        34          9,694,337         0.91           4.621        296          83.84         731
Total:                                6,464      1,070,262,586          100           7.078        350          81.31         620
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.517

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13. Subsequent Periodic Cap (%)

-------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                  Mortgage
                                                                  Pool by
                                                  Aggregate      Aggregate       Weighted      Weighted    Weighted
                                      Number       Cut-off        Cut-off         Average      Average      Average    Weighted
                                        of          Date            Date           Gross      Remaining    Combined     Average
                                     Mortgage     Principal      Principal       Interest        Term      Original      FICO
Subsequent Periodic Cap (%)            Loans     Balance ($)      Balance        Rate (%)      (months)       LTV        Score
-------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       2,202     275,795,317       25.77           7.253         333         82.96        629
1                                         17       2,651,556        0.25           7.244         356          78.1        592
1.5                                    4,206     781,487,850       73.02           7.046         356         80.71        615
2                                          5         633,526        0.06           7.835         350         79.77        602
3                                         34       9,694,337        0.91           4.621         296         83.84        731
Total:                                 6,464   1,070,262,586         100           7.078         350         81.31        620
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.517

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14. Next Rate Adjustment Dates

--------------------------------------------------------------------------------------------------------------------------
                                                                % of
                                                              Mortgage
                                                              Pool by
                                               Aggregate     Aggregate      Weighted    Weighted      Weighted
                                  Number        Cut-off       Cut-off        Average    Average        Average    Weighted
                                    of           Date           Date          Gross    Remaining      Combined     Average
                                 Mortgage      Principal     Principal      Interest      Term        Original      FICO
Next Rate Adjustment Dates         Loans      Balance ($)     Balance       Rate (%)    (months)         LTV        Score
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  2,202       275,795,317       25.77          7.253       333           82.96        629
Aug-04                               34         9,694,337        0.91          4.621       296           83.84        731
Jul-05                                1           328,864        0.03          7.375       348             100        617
Sep-05                                2           420,789        0.04          7.579       350           73.66        549
Oct-05                                1           111,649        0.01              7       351              75        511
Nov-05                                4           980,254        0.09          8.589       352           75.27        560
Dec-05                               13         2,797,875        0.26          7.328       353           80.68        650
Jan-06                               31         5,728,118        0.54           7.25       354           80.48        637
Feb-06                              256        53,624,140        5.01          7.037       355           80.05        649
Mar-06                              835       169,285,067       15.82          7.008       356           80.19        622
Apr-06                            2,034       376,921,560       35.22          6.961       357           80.73        603
May-06                              142        22,794,217        2.13          6.991       358           80.75        606
Jun-06                                1            61,862        0.01          8.259       347              80        503
Aug-06                                1           304,143        0.03            7.5       349              90        646
Sep-06                                4           329,384        0.03          8.144       350           70.32        561
Oct-06                                3           457,955        0.04          7.703       351           86.48        573
Nov-06                                9         1,310,641        0.12          7.918       352           78.92        556
Dec-06                               11         1,382,954        0.13          7.742       353           82.66        593
Jan-07                               42         6,814,512        0.64          7.782       354           79.87        615
Feb-07                              192        31,156,513        2.91          7.624       355           82.55        611
Mar-07                              560        93,992,490        8.78          7.219       356           81.33        635
Apr-07                               79        14,483,196        1.35          6.746       354           80.17        614
May-07                                7         1,486,748        0.14           6.65       358            83.3        614
Total:                            6,464     1,070,262,586         100          7.078       350           81.31        620

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15. Geographic Distribution of Mortgaged Properties

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        % of
                                                                      Mortgage
                                                                       Pool by
                                                        Aggregate     Aggregate     Weighted     Weighted     Weighted
                                           Number        Cut-off       Cut-off       Average     Average       Average     Weighted
                                             of           Date          Date          Gross     Remaining     Combined      Average
Geographic Distribution of Mortgaged      Mortgage      Principal     Principal     Interest       Term       Original       FICO
  Properties                               Loans       Balance ($)     Balance      Rate (%)     (months)        LTV         Score
-----------------------------------------------------------------------------------------------------------------------------------
California                                1,834       400,304,940       37.4          6.803        351          80.89         628
Florida                                     610        81,105,743       7.58          7.306        350          82.08         606
New York                                    302        70,657,407        6.6          6.872        351          78.84         637
Texas                                       453        45,359,358       4.24          7.394        332          80.62         596
New Jersey                                  156        34,306,303       3.21          7.351        349          77.21         613
Washington                                  210        32,156,061          3          6.937        347          83.64         626
Illinois                                    192        30,398,715       2.84          7.492        350          81.52         622
Massachusetts                               131        29,419,571       2.75          7.018        354          80.88         610
Virginia                                    135        23,867,388       2.23          7.262        353          82.53         607
Maryland                                    132        23,529,504        2.2          7.536        351           80.3         598
Michigan                                    185        22,531,579       2.11            7.6        352          81.61         598
Nevada                                      136        21,939,968       2.05          7.208        352          83.86         625
Arizona                                     144        19,781,913       1.85          6.991        355          82.14         617
Georgia                                     142        17,857,632       1.67          7.511        349          83.82         611
Connecticut                                 101        17,036,949       1.59          7.077        352          82.39         628
Other                                     1,601       200,009,556      18.69          7.281        348          82.49         615
Total:                                    6,464     1,070,262,586        100          7.078        350          81.31         620
Number of States/District of Columbia Represented: 49

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16. Occupancy

---------------------------------------------------------------------------------------------------------------
                                                 % of
                                                Mortgage
                                                Pool by
                               Aggregate        Aggregate       Weighted    Weighted      Weighted
                 Number         Cut-off         Cut-off         Average     Average       Average      Weighted
                  of             Date            Date           Gross       Remaining     Combined     Average
                 Mortgage      Principal        Principal       Interest     Term         Original      FICO
Occupancy        Loans         Balance ($)      Balance         Rate (%)    (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------
Primary          6,081       1,008,157,922        94.2           7.065        350          81.45         618
Investment         343          54,414,434        5.08           7.325        351           78.5         650
Second Home         40           7,690,229        0.72           7.041        350          82.57         657
Total:           6,464       1,070,262,586         100           7.078        350          81.31         620

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17. Property Type

-----------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                           Mortgage
                                                           Pool by
                                          Aggregate        Aggregate     Weighted    Weighted     Weighted
                            Number         Cut-off         Cut-off       Average     Average      Average      Weighted
                             of             Date            Date         Gross       Remaining    Combined     Average
                            Mortgage      Principal        Principal     Interest     Term        Original      FICO
Property Type               Loans         Balance ($)      Balance       Rate (%)    (months)      LTV         Score
-----------------------------------------------------------------------------------------------------------------------
Single Family Residence     4,961          789,328,057      73.75         7.088        349         81.16         615
Planned Unit Development      721          126,338,731       11.8         7.069        351         82.92         620
2-4 Family                    433          100,397,237       9.38         7.063        352         80.36         649
Condo                         349           54,198,560       5.06         6.991        350         81.49         632
Total:                      6,464        1,070,262,586        100         7.078        350         81.31         620

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18. Loan Purpose

--------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                         Mortgage
                                                         Pool by
                                        Aggregate        Aggregate       Weighted    Weighted        Weighted
                          Number         Cut-off         Cut-off         Average     Average         Average      Weighted
                           of             Date            Date           Gross       Remaining       Combined     Average
                          Mortgage      Principal        Principal       Interest     Term           Original      FICO
Loan Purpose              Loans         Balance ($)      Balance         Rate (%)    (months)         LTV         Score
--------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout       3,563         610,417,477       57.03           7.026        349            79.57         601
Purchase                  2,413         389,561,774        36.4           7.145        351            83.81         652
Refinance - Rate Term       488          70,283,334        6.57           7.167        349            82.57         601
Total:                    6,464       1,070,262,586         100           7.078        350            81.31         620

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19. Documentation Level

--------------------------------------------------------------------------------------------------------------------
                                                        % of
                                                      Mortgage
                                                       Pool by
                                      Aggregate       Aggregate     Weighted      Weighted     Weighted
                          Number       Cut-off        Cut-off       Average       Average      Average      Weighted
                           of           Date           Date         Gross         Remaining    Combined     Average
                          Mortgage    Principal       Principal     Interest       Term        Original      FICO
Documentation Level       Loans       Balance ($)     Balance       Rate (%)      (months)      LTV         Score
--------------------------------------------------------------------------------------------------------------------
Full Documentation        3,442       522,424,390     48.81           6.9          347         81.88         601
Stated Documentation      2,728       489,891,028     45.77         7.286          352         80.82         640
Limited Documentation       294        57,947,168      5.41         6.935          350         80.34         616
Total:                    6,464     1,070,262,586       100         7.078          350         81.31         620

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20. Credit Score

-----------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                          Mortgage
                                                          Pool by
                                       Aggregate          Aggregate       Weighted     Weighted        Weighted
                         Number         Cut-off           Cut-off         Average      Average         Average       Weighted
                          of             Date              Date           Gross        Remaining       Combined      Average
                         Mortgage      Principal          Principal       Interest      Term           Original       FICO
Credit Score             Loans         Balance ($)        Balance         Rate (%)     (months)         LTV          Score
-----------------------------------------------------------------------------------------------------------------------------
500 - 524                 552           77,974,032          7.29           8.062         353            74.36          513
525 - 549                 636           98,845,411          9.24           7.703         352            77.87          537
550 - 574                 730          115,972,088         10.84           7.325         349            79.57          562
575 - 599                 775          124,898,950         11.67           7.152         350             80.8          588
600 - 624                 844          144,049,913         13.46           6.841         349             82.3          612
625 - 649                 864          149,960,689         14.01           6.822         350            83.37          637
650 - 674                 842          145,068,418         13.55           6.889         348            83.01          662
675 - 699                 570           94,427,190          8.82            6.84         348            83.31          687
700 - 724                 332           58,159,961          5.43            6.73         350            84.28          711
725 - 749                 177           35,733,502          3.34           6.522         347             82.5          737
750 - 774                 96            17,454,109          1.63           6.473         344            82.89          760
775 - 799                 41             7,064,697          0.66           6.651         345            82.23          786
800 +                      5               653,625          0.06           7.136         333             91.9          804
Total:                 6,464         1,070,262,586           100           7.078         350            81.31          620
Non-Zero Minimum: 500
Maximum: 807
Non-Zero Weighted Average: 620

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21. Prepayment Penalty Term

-----------------------------------------------------------------------------------------------------------------------------------
                                                               % of
                                                             Mortgage
                                                              Pool by
                                             Aggregate       Aggregate       Weighted      Weighted       Weighted
                               Number         Cut-off        Cut-off         Average       Average        Average          Weighted
                                of             Date           Date           Gross         Remaining      Combined         Average
                               Mortgage      Principal       Principal       Interest       Term          Original          FICO
Prepayment Penalty Term        Loans         Balance ($)     Balance         Rate (%)      (months)        LTV             Score
-----------------------------------------------------------------------------------------------------------------------------------
0                              1,403         208,831,643      19.51           7.377          343           80.88             621
6                                 13           1,557,078       0.15           7.843          349           82.73             610
12                               301          66,992,237       6.26           7.049          351           80.16             636
18                                 3             854,351       0.08           6.711          356              80             679
24                             2,510         454,682,496      42.48           6.919          355           81.09             611
30                                 5           1,166,911       0.11           7.454          323           78.69             555
36                             1,905         299,176,746      27.95           7.073          348           82.23             629
39                                 1             118,494       0.01            8.25          356              90             533
42                                 2             277,118       0.03           6.975          355              80             663
48                                10             939,614       0.09           7.856          337           83.85             597
60                               311          35,665,897       3.33           7.399          341           80.96             615
Total:                         6,464       1,070,262,586        100           7.078          350           81.31             620
Non-Zero Minimum: 6
Maximum: 60
Non-Zero Weighted Average: 29

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22. Lien Position

------------------------------------------------------------------------------------------------------------------------------
                                                     % of
                                                    Mortgage
                                                    Pool by
                                 Aggregate          Aggregate       Weighted         Weighted        Weighted
                   Number         Cut-off           Cut-off         Average          Average         Average          Weighted
                    of             Date              Date           Gross            Remaining       Combined         Average
Lien               Mortgage      Principal          Principal       Interest          Term           Original          FICO
Position           Loans         Balance ($)        Balance         Rate (%)         (months)         LTV             Score
------------------------------------------------------------------------------------------------------------------------------
1st Lien           5,966       1,045,268,967        97.66            7.006             352            80.87             619
2nd Lien             498          24,993,619         2.34           10.112             271             99.8             667
Total:             6,464       1,070,262,586          100            7.078             350            81.31             620

                                      Top


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-HE5

                                GROUP_HE5 in '1'


Selection Criteria: GROUP_HE5 in '1'
Table of Contents

1. Summary Statistics
2. Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Combined Original LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position


1. Summary Statistics

Number of Mortgage Loans: 4,448
Aggregate Principal Balance ($): 679,748,615
Weighted Average Current Mortgage Rate (%): 7.070
Non-Zero Weighted Average Margin (%): 5.585
Non-Zero Weighted Average Maximum Rate (%): 13.993
Weighted Average Stated Original Term (months): 353
Weighted Average Stated Remaining Term (months): 350
Weighted Average Combined Original LTV (%): 81.40
% First Liens: 97.68
% Owner Occupied: 93.63
% Purchase: 34.36
% Full Doc: 49.26
Non-Zero Weighted Average Credit Score: 617

                Top


2. Originator

--------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                        Mortgage
                                                        Pool by
                                     Aggregate          Aggregate       Weighted      Weighted         Weighted
                     Number          Cut-off            Cut-off         Average       Average          Average          Weighted
                       of              Date              Date           Gross         Remaining        Combined         Average
                     Mortgage        Principal          Principal       Interest       Term            Original         FICO
Originator           Loans           Balance ($)        Balance         Rate (%)      (months)          LTV             Score
--------------------------------------------------------------------------------------------------------------------------------
Accredited              678          104,232,624         15.33          7.175            350            82.00             647
New Century           3,770          575,515,990         84.67          7.052            350            81.30             612
Total:                4,448          679,748,615        100.00          7.070            350            81.40             617

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3. Product Types

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                   Mortgage
                                                                   Pool by
                                                   Aggregate       Aggregate     Weighted      Weighted      Weighted
                                      Number       Cut-off         Cut-off       Average       Average       Average       Weighted
                                        of           Date           Date         Gross         Remaining     Combined      Average
                                      Mortgage     Principal       Principal     Interest       Term         Original      FICO
Product Types                         Loans        Balance ($)     Balance       Rate (%)      (months)       LTV          Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                            8          487,692        0.07        7.315            116         80.81          612
Fixed - 15 Year                          111       10,442,281        1.54        7.253            177         81.05          600
Fixed - 20 Year                          346       18,615,055        2.74        8.925            236         92.17          633
Fixed - 25 Year                            4          374,518        0.06        6.913            297         83.79          588
Fixed - 30 Year                          946      138,225,679       20.33        7.099            357         82.70          629
Balloon - 15/30                            2          244,213        0.04        6.711            175        100.00          692
ARM - 2 Year/6 Month                   2,444      406,937,053       59.87        7.030            357         80.09          606
ARM - 3 Year/6 Month                     332       52,925,451        7.79        7.119            356         83.54          640
ARM - 10 Year IO/1 Month                  23        4,913,047        0.72        4.590            296         81.04          734
Interest Only - ARM 2 Year/6 Month       214       43,536,152        6.40        6.749            357         82.28          644
Interest Only - ARM 3 Year/6 Month        17        2,767,476        0.41        7.052            357         82.93          624
Interest Only - Fixed 30 Year              1          280,000        0.04        5.990            356         80.00          647
Total:                                 4,448      679,748,615      100.00        7.070            350         81.40          617

                                       Top


4. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of
                                                                     Mortgage
                                                                     Pool by
                                                    Aggregate        Aggregate     Weighted      Weighted       Weighted
                                        Number      Cut-off          Cut-off       Average       Average        Average     Weighted
                                          of          Date            Date         Gross         Remaining      Combined    Average
                                        Mortgage    Principal        Principal     Interest       Term          Original    FICO
Range of Gross Interest Rates (%)       Loans       Balance ($)      Balance       Rate (%)      (months)        LTV        Score
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                              46         9,950,434        1.46         4.672          326           78.85        695
5.000 - 5.999                             413        80,865,803       11.90         5.702          355           79.31        647
6.000 - 6.999                           1,523       268,519,956       39.50         6.570          353           81.32        630
7.000 - 7.999                           1,412       218,875,052       32.20         7.492          351           81.83        606
8.000 - 8.999                             606        74,397,147       10.94         8.419          351           80.42        567
9.000 - 9.999                             235        16,031,934        2.36         9.425          312           86.47        589
10.000 - 10.999                           164         8,656,616        1.27        10.354          295           91.34        633
11.000 - 11.999                            49         2,451,673        0.36        11.238          282           93.40        635
Total:                                  4,448       679,748,615      100.00         7.070          350           81.40        617
Minimum: 4.125
Maximum: 11.650
Weighted Average: 7.070

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5. Range of Cut-off Date Principal Balances ($)

-------------------------------------------------------------------------------------------------------------------------------
                                                                % of
                                                               Mortgage
                                                               Pool by
                                               Aggregate       Aggregate      Weighted     Weighted      Weighted
                                  Number       Cut-off         Cut-off        Average      Average       Average       Weighted
                                    of           Date           Date          Gross        Remaining     Combined      Average
Range of Cut-off Date             Mortgage     Principal       Principal      Interest      Term         Original      FICO
  Principal Balances ($)           Loans        Balance ($)     Balance        Rate (%)     (months)       LTV          Score
-------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                          15            345,367       0.05          9.997         237         100.00          658
25,001 - 50,000                    277         10,940,101       1.61          9.643         255          93.54          642
50,001 - 75,000                    519         32,132,444       4.73          8.165         323          83.16          607
75,001 - 100,000                   550         48,541,868       7.14          7.406         345          80.03          604
100,001 - 125,000                  566         63,470,421       9.34          7.201         352          80.62          605
125,001 - 150,000                  562         77,102,900      11.34          7.139         353          80.42          606
150,001 - 175,000                  375         60,430,577       8.89          7.041         354          81.21          610
175,001 - 200,000                  377         70,787,970      10.41          7.014         354          80.29          615
200,001 - 225,000                  324         69,043,034      10.16          6.895         356          80.74          616
225,001 - 250,000                  234         55,606,650       8.18          7.003         353          80.56          618
250,001 - 275,000                  221         57,804,105       8.50          6.676         352          81.78          628
275,001 - 300,000                  198         56,860,673       8.36          6.660         352          81.33          630
300,001 - 325,000                  135         42,211,434       6.21          6.694         356          83.22          635
325,001 - 350,000                   53         17,659,886       2.60          6.812         354          84.40          632
350,001 - 375,000                   12          4,308,289       0.63          6.388         352          82.43          685
375,001 - 400,000                   17          6,575,650       0.97          6.900         357          85.20          660
400,001 - 425,000                    3          1,236,331       0.18          6.735         357          84.90          659
425,001 - 450,000                    3          1,313,241       0.19          7.265         356          78.44          630
450,001 - 475,000                    3          1,366,767       0.20          6.233         357          86.61          570
475,001 - 500,000                    2            993,226       0.15          5.970         356          73.33          660
500,001 - 750,000                    2          1,017,680       0.15          7.561         355          85.03          608
Total:                           4,448        679,748,615     100.00          7.070         350          81.40          617
Minimum: 20,807
Maximum: 511,451
Average: 152,821

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6. Stated Original Term (months)

------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                Mortgage
                                                                Pool by
                                                Aggregate       Aggregate    Weighted      Weighted      Weighted
                                    Number      Cut-off         Cut-off      Average       Average       Average      Weighted
                                      of          Date           Date        Gross         Remaining     Combined     Average
                                    Mortgage    Principal       Principal    Interest       Term         Original     FICO
Stated Original Term (months)       Loans       Balance ($)     Balance      Rate (%)      (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------------
120                                      8         487,692        0.07       7.315            116         80.81         612
180                                    113      10,686,493        1.57       7.240            177         81.49         602
240                                    346      18,615,055        2.74       8.925            236         92.17         633
300                                     27       5,287,565        0.78       4.755            296         81.23         723
360                                  3,954     644,671,810       94.84       7.033            357         81.09         616
Total:                               4,448     679,748,615      100.00       7.070            350         81.40         617
Minimum: 120
Maximum: 360
Weighted Average: 353

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7. Range of Stated Remaining Terms (months)

------------------------------------------------------------------------------------------------------------------------------
                                                              % of
                                                             Mortgage
                                                             Pool by
                                              Aggregate      Aggregate      Weighted      Weighted      Weighted
                                Number        Cut-off        Cut-off        Average       Average       Average       Weighted
                                  of            Date          Date          Gross         Remaining     Combined      Average
Range of Stated Remaining       Mortgage      Principal      Principal      Interest       Term         Original      FICO
  Terms (months)                 Loans         Balance ($)    Balance        Rate (%)      (months)       LTV          Score
------------------------------------------------------------------------------------------------------------------------------
109 - 120                            8           487,692       0.07         7.315            116         80.81          612
169 - 180                          113        10,686,493       1.57         7.240            177         81.49          602
229 - 240                          346        18,615,055       2.74         8.925            236         92.17          633
289 - 300                           27         5,287,565       0.78         4.755            296         81.23          723
337 - 348                            1           328,864       0.05         7.375            348        100.00          617
349 - 360                        3,953       644,342,946      94.79         7.033            357         81.08          616
Total:                           4,448       679,748,615     100.00         7.070            350         81.40          617
Minimum: 115
Maximum: 358
Weighted Average: 350

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8. Range of Combined Original LTV Ratios (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                Mortgage
                                                                Pool by
                                                Aggregate       Aggregate     Weighted      Weighted       Weighted
                                Number          Cut-off         Cut-off       Average       Average        Average      Weighted
                                  of              Date           Date         Gross         Remaining      Combined     Average
Range of Combined Original      Mortgage        Principal       Principal     Interest       Term          Original     FICO
  LTV Ratios (%)                Loans           Balance ($)     Balance       Rate (%)      (months)        LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                        4           274,426          0.04        7.101            357          18.34         558
20.01 - 25.00                        3           279,219          0.04        7.034            357          23.64         599
25.01 - 30.00                        8           635,523          0.09        7.078            357          27.63         553
30.01 - 35.00                       12         1,591,419          0.23        7.186            351          32.80         633
35.01 - 40.00                        4           722,553          0.11        7.016            356          36.77         577
40.01 - 45.00                       27         3,272,008          0.48        6.914            350          43.36         589
45.01 - 50.00                       26         3,250,141          0.48        6.952            349          47.88         587
50.01 - 55.00                       25         4,485,215          0.66        7.286            357          52.94         563
55.01 - 60.00                       67        10,428,842          1.53        7.115            354          58.43         584
60.01 - 65.00                      127        19,872,052          2.92        7.053            355          63.58         580
65.01 - 70.00                      223        34,841,673          5.13        7.250            350          68.61         583
70.01 - 75.00                      378        58,638,451          8.63        7.289            351          74.12         576
75.01 - 80.00                    1,498       237,236,697         34.90        6.813            351          79.73         629
80.01 - 85.00                      677       111,825,082         16.45        7.048            352          84.44         599
85.01 - 90.00                      711       127,691,486         18.79        7.073            354          89.63         631
90.01 - 95.00                      206        36,135,022          5.32        6.909            350          94.77         648
95.01 - 100.00                     452        28,568,809          4.20        8.809            303          99.92         668
Total:                           4,448       679,748,615        100.00        7.070            350          81.40         617
Minimum: 17.14
Maximum: 100.00
Weighted Average: 81.40

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9. Range of Gross Margins (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                               % of
                                                              Mortgage
                                                              Pool by
                                             Aggregate        Aggregate       Weighted      Weighted       Weighted
                                Number       Cut-off          Cut-off         Average       Average        Average         Weighted
                                  of           Date            Date           Gross         Remaining      Combined        Average
                                Mortgage     Principal        Principal       Interest       Term          Original        FICO
Range of Gross Margins (%)      Loans        Balance ($)      Balance         Rate (%)      (months)        LTV            Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                 1,418       168,669,436        24.81          7.308            331          83.66            627
<= 3.500                            26         5,277,431         0.78          4.758            303          80.91            724
3.501 - 4.000                        2           456,335         0.07          4.972            318          85.34            691
4.001 - 4.500                       16         2,718,353         0.40          5.986            356          82.67            689
4.501 - 5.000                       57        10,858,180         1.60          6.380            356          80.93            679
5.001 - 5.500                    1,391       232,379,489        34.19          6.747            357          81.95            613
5.501 - 6.000                    1,066       188,709,502        27.76          7.096            357          80.83            620
6.001 - 6.500                      237        36,656,079         5.39          7.541            356          77.35            588
6.501 - 7.000                      213        31,362,115         4.61          8.106            357          73.18            569
7.001 - 7.500                       14         1,718,194         0.25          8.691            356          85.57            579
7.501 - 8.000                        6           760,556         0.11          8.340            356          78.63            626
8.001 - 8.500                        2           182,944         0.03          9.250            356          95.63            645
Total:                           4,448       679,748,615       100.00          7.070            350          81.40            617
Non-Zero Minimum: 1.000
Maximum: 8.250
Non-Zero Weighted Average: 5.585

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9. Range of Gross Margins (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 % of
                                                                Mortgage
                                                                Pool by
                                               Aggregate        Aggregate       Weighted      Weighted       Weighted
                                 Number        Cut-off          Cut-off         Average       Average        Average       Weighted
                                   of            Date            Date           Gross         Remaining      Combined      Average
                                 Mortgage      Principal        Principal       Interest       Term          Original      FICO
Range of Gross Margins (%)       Loans         Balance ($)      Balance         Rate (%)      (months)        LTV          Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                  1,418        168,669,436        24.81          7.308            331          83.66          627
<= 3.500                             26          5,277,431         0.78          4.758            303          80.91          724
3.501 - 4.000                         2            456,335         0.07          4.972            318          85.34          691
4.001 - 4.500                        16          2,718,353         0.40          5.986            356          82.67          689
4.501 - 5.000                        57         10,858,180         1.60          6.380            356          80.93          679
5.001 - 5.500                     1,391        232,379,489        34.19          6.747            357          81.95          613
5.501 - 6.000                     1,066        188,709,502        27.76          7.096            357          80.83          620
6.001 - 6.500                       237         36,656,079         5.39          7.541            356          77.35          588
6.501 - 7.000                       213         31,362,115         4.61          8.106            357          73.18          569
7.001 - 7.500                        14          1,718,194         0.25          8.691            356          85.57          579
7.501 - 8.000                         6            760,556         0.11          8.340            356          78.63          626
8.001 - 8.500                         2            182,944         0.03          9.250            356          95.63          645
Total:                            4,448        679,748,615       100.00          7.070            350          81.40          617
Non-Zero Minimum: 1.000
Maximum: 8.250
Non-Zero Weighted Average: 5.585

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10. Range of Minimum Mortgage Rates (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                   Mortgage
                                                                   Pool by
                                                    Aggregate      Aggregate     Weighted     Weighted      Weighted
                                       Number       Cut-off        Cut-off       Average      Average       Average      Weighted
                                         of           Date          Date         Gross        Remaining     Combined     Average
                                       Mortgage     Principal      Principal     Interest      Term         Original     FICO
Range of Minimum Mortgage Rates (%)    Loans        Balance ($)    Balance       Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                        1,418       168,669,436      24.81        7.308           331         83.66         627
<=5.000                                    51        10,784,903       1.59        4.697           329         78.62         693
5.001 - 5.500                              79        15,427,313       2.27        5.330           357         77.74         637
5.501 - 6.000                             279        53,488,097       7.87        5.835           357         79.91         643
6.001 - 6.500                             427        82,487,919      12.14        6.308           357         81.56         635
6.501 - 7.000                             676       119,124,881      17.52        6.805           356         81.11         624
7.001 - 7.500                             528        87,591,029      12.89        7.286           357         82.41         615
7.501 - 8.000                             505        79,208,943      11.65        7.771           357         80.59         587
8.001 - 8.500                             254        34,126,797       5.02        8.276           357         79.48         565
8.501 - 9.000                             152        19,237,510       2.83        8.773           357         77.92         549
9.001 - 9.500                              47         5,487,695       0.81        9.279           357         78.07         539
9.501 - 10.000                             18         2,209,808       0.33        9.762           357         70.32         523
10.001 -10.500                              9         1,123,631       0.17       10.237           357         58.98         528
10.501 - 11.000                             3           439,151       0.06       10.781           357         59.75         529
11.001 - 11.500                             2           341,502       0.05       11.279           355         61.92         518
Total:                                  4,448       679,748,615     100.00        7.070           350         81.40         617
Non-Zero Minimum: 4.100
Maximum: 11.300
Non-Zero Weighted Average: 6.992

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11. Range of Maximum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                    Mortgage
                                                                    Pool by
                                                    Aggregate       Aggregate     Weighted      Weighted     Weighted
                                       Number       Cut-off         Cut-off       Average       Average      Average      Weighted
                                         of           Date           Date         Gross         Remaining    Combined     Average
                                       Mortgage     Principal       Principal     Interest       Term        Original     FICO
Range of Maximum Mortgage Rates (%)    Loans        Balance ($)     Balance       Rate (%)      (months)      LTV         Score
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                        1,418       168,669,436       24.81        7.308            331        83.66         627
<= 12.500                                 136        27,131,449        3.99        5.099            346        78.24         660
12.501 - 13.000                           277        53,208,834        7.83        5.841            357        79.81         642
13.001 - 13.500                           426        82,397,985       12.12        6.311            357        81.56         635
13.501 - 14.000                           675       118,842,937       17.48        6.806            356        81.16         625
14.001 - 14.500                           528        87,459,402       12.87        7.286            357        82.40         615
14.501 - 15.000                           504        79,134,402       11.64        7.771            357        80.58         587
15.001 - 15.500                           253        34,064,872        5.01        8.276            357        79.47         565
15.501 - 16.000                           152        19,237,510        2.83        8.773            357        77.92         549
16.001 - 16.500                            47         5,487,695        0.81        9.279            357        78.07         539
16.501 - 17.000                            18         2,209,808        0.33        9.762            357        70.32         523
17.001 - 17.500                             9         1,123,631        0.17       10.237            357        58.98         528
17.501 - 18.000                             3           439,151        0.06       10.781            357        59.75         529
18.001 - 18.500                             2           341,502        0.05       11.279            355        61.92         518
Total:                                  4,448       679,748,615       100.00       7.070            350        81.40         617
Non-Zero Minimum: 11.500
Maximum: 18.300
Non-Zero Weighted Average: 13.993

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12. Initial Periodic Cap (%)

----------------------------------------------------------------------------------------------------------------------------------
                                                                % of
                                                               Mortgage
                                                               Pool by
                                               Aggregate       Aggregate       Weighted      Weighted      Weighted
                                   Number      Cut-off         Cut-off         Average       Average       Average        Weighted
                                     of          Date           Date           Gross         Remaining     Combined       Average
                                   Mortgage    Principal       Principal       Interest       Term         Original       FICO
Initial Periodic Cap (%)           Loans       Balance ($)     Balance         Rate (%)      (months)       LTV           Score
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    1,418      168,669,436       24.81          7.308            331         83.66           627
1.000                                  11        1,605,737        0.24          6.437            357         79.40           643
1.500                               2,995      504,256,251       74.18          7.017            357         80.65           613
2.000                                   1          304,143        0.04          7.500            349         90.00           646
3.000                                  23        4,913,047        0.72          4.590            296         81.04           734
Total:                              4,448      679,748,615      100.00          7.070            350         81.40           617
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.513

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13. Subsequent Periodic Cap (%)

-------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                 Mortgage
                                                                 Pool by
                                                  Aggregate      Aggregate    Weighted      Weighted      Weighted
                                    Number        Cut-off        Cut-off      Average       Average       Average      Weighted
                                      of            Date          Date        Gross         Remaining     Combined     Average
                                    Mortgage      Principal      Principal    Interest       Term         Original     FICO
Subsequent Periodic Cap (%)         Loans         Balance ($)    Balance      Rate (%)      (months)       LTV         Score
-------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     1,418        168,669,436      24.81       7.308            331         83.66         627
1.000                                   11          1,605,737       0.24       6.437            357         79.40         643
1.500                                2,995        504,256,251      74.18       7.017            357         80.65         613
2.000                                    1            304,143       0.04       7.500            349         90.00         646
3.000                                   23          4,913,047       0.72       4.590            296         81.04         734
Total:                               4,448        679,748,615     100.00       7.070            350         81.40         617
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.513

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14. Next Rate Adjustment Dates

---------------------------------------------------------------------------------------------------------------------------------
                                                                % of
                                                               Mortgage
                                                               Pool by
                                               Aggregate       Aggregate       Weighted      Weighted      Weighted
                                  Number       Cut-off         Cut-off         Average       Average       Average       Weighted
                                    of           Date           Date           Gross         Remaining     Combined      Average
                                  Mortgage     Principal       Principal       Interest       Term         Original      FICO
Next Rate Adjustment Dates        Loans        Balance ($)     Balance         Rate (%)      (months)       LTV          Score
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   1,418      168,669,436       24.81          7.308            331         83.66          627
August 2004                           23        4,913,047        0.72          4.590            296         81.04          734
July 2005                              1          328,864        0.05          7.375            348        100.00          617
September 2005                         1           62,602        0.01          6.600            350         47.37          602
November 2005                          2          660,853        0.10          8.033            352         72.98          578
December 2005                          4          698,231        0.10          7.320            353         80.00          658
January 2006                          13        1,938,330        0.29          7.610            354         78.01          638
February 2006                        116       22,822,133        3.36          6.826            355         81.04          662
March 2006                           524       96,778,105       14.24          6.981            356         80.25          624
April 2006                         1,866      308,952,278       45.45          7.009            357         80.31          602
May 2006                             131       18,231,809        2.68          7.120            358         79.66          596
August 2006                            1          304,143        0.04          7.500            349         90.00          646
October 2006                           1          193,475        0.03          6.820            351        100.00          641
November 2006                          1          178,991        0.03          7.900            352         76.60          636
December 2006                          3          426,810        0.06          7.378            353         85.75          590
January 2007                          11        1,837,683        0.27          7.860            354         80.03          611
February 2007                         46        6,733,323        0.99          7.307            355         86.71          635
March 2007                           207       32,813,390        4.83          7.168            356         83.64          650
April 2007                            73       12,212,534        1.80          6.779            357         81.02          615
May 2007                               6          992,578        0.15          6.526            358         89.56          662
Total:                             4,448      679,748,615      100.00          7.070            350         81.40          617

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15. Geographic Distribution of Mortgaged Properties

-----------------------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                                  Mortgage
                                                                  Pool by
                                                   Aggregate      Aggregate     Weighted    Weighted     Weighted
                                       Number      Cut-off        Cut-off       Average     Average      Average     Weighted
                                         of          Date          Date         Gross       Remaining    Combined    Average
Geographic Distribution of             Mortgage    Principal      Principal     Interest     Term        Original    FICO
  Mortgaged Properties                  Loans       Balance ($)    Balance       Rate (%)    (months)      LTV        Score
-----------------------------------------------------------------------------------------------------------------------------
California                              1,283     248,101,098      36.50        6.784          352        80.56        625
Florida                                   391      50,949,668       7.50        7.273          352        83.03        605
New York                                  201      41,529,026       6.11        6.899          351        79.17        636
Texas                                     302      29,811,993       4.39        7.363          332        81.02        594
Massachusetts                             104      22,550,526       3.32        6.933          354        79.95        604
Washington                                157      21,357,732       3.14        7.017          347        83.80        627
New Jersey                                109      21,290,856       3.13        7.405          349        76.81        610
Illinois                                  136      19,538,487       2.87        7.509          351        81.12        621
Michigan                                  161      16,856,051       2.48        7.673          353        82.36        594
Virginia                                   85      13,622,162       2.00        7.190          351        82.69        605
Maryland                                   81      13,226,948       1.95        7.423          352        80.22        590
Nevada                                     94      13,104,431       1.93        7.239          351        83.54        625
Colorado                                   91      12,647,434       1.86        6.781          351        82.45        623
Arizona                                   105      12,619,614       1.86        7.029          354        82.49        618
Connecticut                                71      12,083,427       1.78        7.040          353        83.60        631
Other                                   1,077     130,459,162      19.19        7.328          347        83.06        613
Total:                                  4,448     679,748,615     100.00        7.070          350        81.40        617
Number of States/District of Columbia Represented: 49

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16. Occupancy

----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                          Mortgage
                                                          Pool by
                                       Aggregate          Aggregate       Weighted      Weighted         Weighted
                       Number          Cut-off            Cut-off         Average       Average          Average          Weighted
                         of              Date              Date           Gross         Remaining        Combined         Average
                       Mortgage        Principal          Principal       Interest       Term            Original         FICO
Occupancy              Loans           Balance ($)        Balance         Rate (%)      (months)          LTV             Score
----------------------------------------------------------------------------------------------------------------------------------
Primary                 4,170          636,439,924          93.63          7.058            350            81.48             614
Investment                248           38,201,542           5.62          7.288            352            79.66             657
Second Home                30            5,107,149           0.75          7.028            347            84.45             668
Total:                  4,448          679,748,615         100.00          7.070            350            81.40             617

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17. Property Type

------------------------------------------------------------------------------------------------------------------------
                                                          % of
                                                         Mortgage
                                                         Pool by
                                         Aggregate       Aggregate     Weighted      Weighted      Weighted
                            Number       Cut-off         Cut-off       Average       Average       Average      Weighted
                              of           Date           Date         Gross         Remaining     Combined     Average
                            Mortgage     Principal       Principal     Interest       Term         Original     FICO
Property Type               Loans        Balance ($)     Balance       Rate (%)      (months)       LTV         Score
------------------------------------------------------------------------------------------------------------------------
Single Family Residence      3,414       500,012,593       73.56        7.079            349         81.11         613
Planned Unit Development       493        75,877,665       11.16        7.076            350         83.41         617
2-4 Family                     302        69,938,977       10.29        7.043            354         81.11         645
Condo                          239        33,919,380        4.99        6.996            350         81.82         630
Total:                       4,448       679,748,615      100.00        7.070            350         81.40         617

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18. Loan Purpose

----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                                          Mortgage
                                                          Pool by
                                          Aggregate       Aggregate       Weighted      Weighted         Weighted
                          Number          Cut-off         Cut-off         Average       Average          Average          Weighted
                            of              Date           Date           Gross         Remaining        Combined         Average
                          Mortgage        Principal       Principal       Interest       Term            Original         FICO
Loan Purpose              Loans           Balance ($)     Balance         Rate (%)      (months)          LTV             Score
----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout        2,533          406,180,346      59.75          7.042            349            79.52             599
Purchase                   1,612          233,553,385      34.36          7.122            351            84.49             650
Refinance - Rate Term        303          40,014,883        5.89          7.056            348            82.50             606
Total:                     4,448          679,748,615     100.00          7.070            350            81.40             617

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19. Documentation Level

-----------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                           Mortgage
                                                           Pool by
                                          Aggregate        Aggregate       Weighted      Weighted         Weighted
                          Number          Cut-off          Cut-off         Average       Average          Average          Weighted
                            of              Date            Date           Gross         Remaining        Combined         Average
                          Mortgage        Principal        Principal       Interest       Term            Original         FICO
Documentation Level       Loans           Balance ($)      Balance         Rate (%)      (months)          LTV             Score
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation         2,376          334,863,363       49.26          6.882            347            81.89             600
Stated Documentation       1,881          312,895,064       46.03          7.280            352            81.01             636
Limited Documentation        191           31,990,187        4.71          6.998            351            80.15             616
Total:                     4,448          679,748,615      100.00          7.070            350            81.40             617

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20. Credit Score

------------------------------------------------------------------------------------------------------------------------------
                                                       % of
                                                      Mortgage
                                                      Pool by
                                   Aggregate          Aggregate       Weighted      Weighted         Weighted
                   Number          Cut-off            Cut-off         Average       Average          Average          Weighted
                     of              Date              Date           Gross         Remaining        Combined         Average
                   Mortgage        Principal          Principal       Interest       Term            Original         FICO
Credit Score       Loans           Balance ($)        Balance         Rate (%)      (months)          LTV             Score
------------------------------------------------------------------------------------------------------------------------------
500 - 524             376          50,546,412           7.44          8.057            353            73.63             513
525 - 549             454          67,866,064           9.98          7.596            352            77.34             537
550 - 574             499          75,130,724          11.05          7.266            350            79.30             561
575 - 599             564          84,106,955          12.37          7.124            350            81.06             588
600 - 624             606          93,739,679          13.79          6.836            349            82.40             612
625 - 649             579          90,676,706          13.34          6.800            350            83.99             637
650 - 674             563          88,394,363          13.00          6.888            348            83.81             662
675 - 699             382          58,581,303           8.62          6.882            349            83.69             686
700 - 724             219          34,788,400           5.12          6.759            349            85.72             711
725 - 749             109          19,327,148           2.84          6.460            350            82.07             736
750 - 774              60          10,841,727           1.59          6.540            348            82.26             760
775 - 799              32           5,095,509           0.75          6.542            345            81.77             787
800 +                   5             653,625           0.10          7.136            333            91.90             804
Total:              4,448         679,748,615         100.00          7.070            350            81.40             617
Non-Zero Minimum: 500
Maximum: 807
Non-Zero Weighted Average: 617

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21. Prepayment Penalty Term

-----------------------------------------------------------------------------------------------------------------------------
                                                              % of
                                                             Mortgage
                                                             Pool by
                                             Aggregate       Aggregate     Weighted      Weighted      Weighted
                                Number       Cut-off         Cut-off       Average       Average       Average       Weighted
                                  of           Date           Date         Gross         Remaining     Combined      Average
                                Mortgage     Principal       Principal     Interest       Term         Original      FICO
Prepayment Penalty Term         Loans        Balance ($)     Balance       Rate (%)      (months)       LTV          Score
-----------------------------------------------------------------------------------------------------------------------------
0                                1,031       140,397,545      20.65        7.388            343         80.82          619
6                                    8         1,087,465       0.16        7.812            346         83.25          615
12                                 187        35,704,454       5.25        7.190            350         80.64          633
18                                   2           466,359       0.07        6.990            356         80.00          666
24                               2,102       339,967,821      50.01        6.941            355         80.79          607
36                               1,118       162,124,971      23.85        7.037            345         83.34          633
Total:                           4,448       679,748,615     100.00        7.070            350         81.40          617
Non-Zero Minimum: 6
Maximum: 36
Non-Zero Weighted Average: 27

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22. Lien Position

--------------------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                        Mortgage
                                                        Pool by
                                     Aggregate          Aggregate       Weighted      Weighted         Weighted
                     Number          Cut-off            Cut-off         Average       Average          Average          Weighted
                       of              Date              Date           Gross         Remaining        Combined         Average
Lien                 Mortgage        Principal          Principal       Interest       Term            Original         FICO
Position             Loans           Balance ($)        Balance         Rate (%)      (months)          LTV             Score
--------------------------------------------------------------------------------------------------------------------------------
1st Lien              4,087          663,952,920         97.68          7.000            352            80.96             616
2nd Lien                361          15,795,694           2.32          10.037           262            99.82             659
Total:                4,448          679,748,615        100.00          7.070            350            81.40             617

                                       Top


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

     MORGAN STANLEY
      MSAC 2004-HE5

    GROUP_HE5 in '2'


Selection Criteria: GROUP_HE5 in '2'
Table of Contents

1. Summary Statistics
2. Originator
3. Product Types
4. Range of Gross Interest Rates (%)
5. Range of Cut-off Date Principal Balances ($)
6. Stated Original Term (months)
7. Range of Stated Remaining Terms (months)
8. Range of Combined Original LTV Ratios (%)
9. Range of Gross Margins (%)
10. Range of Minimum Mortgage Rates (%)
11. Range of Maximum Mortgage Rates (%)
12. Initial Periodic Cap (%)
13. Subsequent Periodic Cap (%)
14. Next Rate Adjustment Dates
15. Geographic Distribution of Mortgaged Properties
16. Occupancy
17. Property Type
18. Loan Purpose
19. Documentation Level
20. Credit Score
21. Prepayment Penalty Term
22. Lien Position


1. Summary Statistics

Number of Mortgage Loans: 2,016
Aggregate Principal Balance ($): 390,513,971
Weighted Average Current Mortgage Rate (%): 7.092
Non-Zero Weighted Average Margin (%): 5.780
Non-Zero Weighted Average Maximum Rate (%): 14.070
Weighted Average Stated Original Term (months): 353
Weighted Average Stated Remaining Term (months): 349
Weighted Average Combined Original LTV (%): 81.14
% First Liens: 97.64
% Owner Occupied: 95.19
% Purchase: 39.95
% Full Doc: 48.03
Non-Zero Weighted Average Credit Score: 624

                                       Top


2. Originator

------------------------------------------------------------------------------------------------------------------------------
                                                      % of
                                                     Mortgage
                                                     Pool by
                                  Aggregate          Aggregate       Weighted        Weighted         Weighted
                  Number          Cut-off            Cut-off         Average         Average          Average         Weighted
                    of             Date               Date           Gross           Remaining        Combined        Average
                  Mortgage        Principal          Principal       Interest         Term            Original         FICO
Originator        Loans           Balance ($)        Balance         Rate (%)        (months)          LTV            Score
------------------------------------------------------------------------------------------------------------------------------
Accredited         1,240          211,535,606         54.17           7.322              353           79.99             621
New Century          776          178,978,366         45.83           6.821              345           82.51             627
Total:             2,016          390,513,971        100.00           7.092              349           81.14             624

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3. Product Types

------------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                    Mortgage
                                                                    Pool by
                                                    Aggregate       Aggregate    Weighted    Weighted     Weighted
                                      Number        Cut-off         Cut-off      Average     Average      Average     Weighted
                                        of           Date            Date        Gross       Remaining    Combined    Average
                                      Mortgage      Principal       Principal    Interest     Term        Original     FICO
Product Types                         Loans         Balance ($)     Balance      Rate (%)    (months)      LTV        Score
------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                            3          252,224         0.06        5.838          117       76.73         612
Fixed - 15 Year                           58        5,782,738         1.48        7.221          176       79.09         617
Fixed - 20 Year                          118        9,498,828         2.43        8.690          236       89.85         649
Fixed - 25 Year                            6          974,576         0.25        6.146          297       81.08         601
Fixed - 30 Year                          599       90,617,515        23.20        7.018          356       81.22         631
ARM - 2 Year/6 Month                     606      160,485,482        41.10        7.002          356       80.88         618
ARM - 3 Year/6 Month                     552       93,499,653        23.94        7.428          355       80.25         617
ARM - 10 Year IO/1 Month                  11        4,781,290         1.22        4.652          296       86.71         728
Interest Only - ARM 2 Year/6 Month        55       22,033,846         5.64        6.599          356       82.42         634
Interest Only - ARM 3 Year/6 Month         8        2,587,819         0.66        6.158          356       78.75         645
Total:                                 2,016      390,513,971       100.00        7.092          349       81.14         624

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4. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                % of
                                                               Mortgage
                                                               Pool by
                                                 Aggregate     Aggregate     Weighted     Weighted     Weighted
                                     Number      Cut-off       Cut-off       Average      Average      Average      Weighted
                                       of         Date          Date         Gross        Remaining    Combined     Average
                                     Mortgage    Principal     Principal     Interest      Term        Original      FICO
Range of Gross Interest Rates (%)    Loans       Balance ($)   Balance       Rate (%)     (months)      LTV         Score
----------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                            17       7,416,615      1.90         4.705           317       83.64          692
5.000 - 5.999                           241      59,552,013     15.25         5.710           349       80.04          651
6.000 - 6.999                           607     140,461,059     35.97         6.591           353       80.19          641
7.000 - 7.999                           650     121,211,266     31.04         7.549           351       81.56          608
8.000 - 8.999                           278      42,952,543     11.00         8.530           351       81.02          569
9.000 - 9.999                           112      11,779,644      3.02         9.496           336       83.15          580
10.000 - 10.999                          82       5,227,998      1.34        10.302           288       96.57          662
11.000 - 11.999                          28       1,831,069      0.47        11.347           303       97.44          674
12.000 - 12.999                           1          81,765      0.02        12.500           237      100.00          650
Total:                                2,016     390,513,971    100.00         7.092           349       81.14          624
Minimum: 4.600
Maximum: 12.500
Weighted Average: 7.092

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5. Range of Cut-off Date Principal Balances ($)

---------------------------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                                  Mortgage
                                                                  Pool by
                                                   Aggregate      Aggregate     Weighted     Weighted      Weighted
                                       Number      Cut-off        Cut-off       Average      Average       Average       Weighted
                                         of         Date           Date         Gross        Remaining     Combined      Average
Range of Cut-off Date Principal        Mortgage    Principal      Principal     Interest      Term         Original       FICO
  Balances ($)                          Loans       Balance ($)    Balance       Rate (%)     (months)       LTV          Score
---------------------------------------------------------------------------------------------------------------------------------
1 - 25,000                                  3          66,726       0.02         9.866           272        95.65           616
25,001 - 50,000                            81       3,430,635       0.88         8.832           298        81.26           608
50,001 - 75,000                           275      17,496,439       4.48         8.181           321        81.86           610
75,001 - 100,000                          295      25,670,157       6.57         8.034           337        83.61           617
100,001 - 125,000                         234      26,150,266       6.70         7.394           349        81.83           611
125,001 - 150,000                         184      25,052,111       6.42         7.304           349        81.29           621
150,001 - 175,000                         112      18,261,755       4.68         7.263           351        80.71           607
175,001 - 200,000                         118      22,173,148       5.68         7.299           350        79.44           622
200,001 - 225,000                          80      16,985,231       4.35         7.248           354        79.76           614
225,001 - 250,000                          53      12,595,145       3.23         7.265           353        80.72           628
250,001 - 275,000                          62      16,230,241       4.16         7.090           354        78.61           632
275,001 - 300,000                          35      10,064,475       2.58         6.922           352        79.09           637
300,001 - 325,000                          26       8,048,636       2.06         6.770           351        81.04           658
325,001 - 350,000                          76      25,816,923       6.61         6.870           355        82.82           622
350,001 - 375,000                          90      32,517,962       8.33         6.783           354        83.30           619
375,001 - 400,000                          93      36,204,605       9.27         6.658           355        81.15           641
400,001 - 425,000                          36      14,790,489       3.79         6.737           356        80.72           617
425,001 - 450,000                          43      18,830,817       4.82         6.699           354        82.87           634
450,001 - 475,000                          31      14,391,218       3.69         6.544           349        80.51           635
475,001 - 500,000                          65      32,014,645       8.20         6.727           356        79.09           624
500,001 - 750,000                          24      13,722,348       3.51         6.577           339        79.23           637
Total:                                  2,016     390,513,971     100.00         7.092           349        81.14           624
Minimum: 19,370
Maximum: 709,681
Average: 193,707

                                      Top


6. Stated Original Term (months)

---------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                 Mortgage
                                                                 Pool by
                                                  Aggregate      Aggregate     Weighted      Weighted       Weighted
                                     Number       Cut-off        Cut-off       Average       Average        Average      Weighted
                                       of          Date           Date         Gross         Remaining      Combined     Average
                                     Mortgage     Principal      Principal     Interest       Term          Original      FICO
Stated Original Term (months)        Loans        Balance ($)    Balance       Rate (%)      (months)        LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
120                                       3         252,224        0.06         5.838            117         76.73          612
180                                      59       5,995,067        1.54         7.248            176         79.46          615
240                                     118       9,498,828        2.43         8.690            236         89.85          649
300                                      17       5,755,866        1.47         4.905            296         85.76          706
360                                   1,819     369,011,987       94.49         7.083            356         80.88          622
Total:                                2,016     390,513,971      100.00         7.092            349         81.14          624
Minimum: 120
Maximum: 360
Weighted Average: 353

                                      Top


7. Range of Stated Remaining Terms (months)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      % of
                                                                     Mortgage
                                                                     Pool by
                                                       Aggregate     Aggregate      Weighted    Weighted      Weighted
                                           Number      Cut-off       Cut-off        Average     Average       Average      Weighted
                                             of         Date          Date          Gross       Remaining     Combined     Average
                                           Mortgage    Principal     Principal      Interest     Term         Original      FICO
Range of Stated Remaining Terms (months)   Loans       Balance ($)   Balance        Rate (%)    (months)       LTV         Score
-----------------------------------------------------------------------------------------------------------------------------------
109 - 120                                       3        252,224       0.06          5.838          117        76.73          612
169 - 180                                      59      5,995,067       1.54          7.248          176        79.46          615
229 - 240                                     118      9,498,828       2.43          8.690          236        89.85          649
289 - 300                                      17      5,755,866       1.47          4.905          296        85.76          706
337 - 348                                       1         61,862       0.02          8.259          347        80.00          503
349 - 360                                   1,818    368,950,125      94.48          7.083          356        80.88          622
Total:                                      2,016    390,513,971     100.00          7.092          349        81.14          624
Minimum: 116
Maximum: 358
Weighted Average: 349

                                      Top


8. Range of Combined Original LTV Ratios (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         % of
                                                                        Mortgage
                                                                        Pool by
                                                          Aggregate     Aggregate     Weighted    Weighted     Weighted
                                             Number       Cut-off       Cut-off       Average     Average      Average     Weighted
                                               of          Date          Date         Gross       Remaining    Combined    Average
                                             Mortgage     Principal     Principal     Interest     Term        Original     FICO
Range of Combined Original LTV Ratios (%)    Loans        Balance ($)   Balance       Rate (%)    (months)      LTV        Score
-----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                     1          29,584       0.01         5.999          176       13.04         614
15.01 - 20.00                                     1          54,749       0.01         6.500          355       18.64         569
20.01 - 25.00                                     2          77,380       0.02         6.473          276       24.30         676
25.01 - 30.00                                     2         106,631       0.03         6.810          356       27.80         560
30.01 - 35.00                                     3         584,079       0.15         6.133          355       33.41         627
35.01 - 40.00                                     7         553,497       0.14         6.833          356       38.71         561
40.01 - 45.00                                     3         445,013       0.11         7.691          334       43.00         577
45.01 - 50.00                                    12       1,924,629       0.49         7.529          356       47.29         589
50.01 - 55.00                                    11       2,319,472       0.59         6.717          356       53.13         641
55.01 - 60.00                                    23       3,470,821       0.89         7.345          350       58.35         587
60.01 - 65.00                                    40       6,861,475       1.76         7.139          348       62.91         582
65.01 - 70.00                                   104      22,533,458       5.77         7.110          348       68.60         585
70.01 - 75.00                                   157      32,574,728       8.34         7.092          350       73.81         603
75.01 - 80.00                                   862     169,176,033      43.32         6.921          351       79.65         638
80.01 - 85.00                                   273      54,450,921      13.94         7.242          353       84.56         593
85.01 - 90.00                                   285      67,415,856      17.26         6.992          349       89.53         628
90.01 - 95.00                                    65      14,841,246       3.80         6.858          354       94.39         657
95.01 - 100.00                                  165      13,094,399       3.35         9.380          305       99.84         677
Total:                                        2,016     390,513,971     100.00         7.092          349       81.14         624
Minimum: 13.04
Maximum: 100.00
Weighted Average: 81.14

                                      Top


9. Range of Gross Margins (%)

---------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                 Mortgage
                                                                 Pool by
                                                  Aggregate      Aggregate       Weighted     Weighted      Weighted
                                  Number          Cut-off        Cut-off         Average      Average       Average      Weighted
                                    of             Date           Date           Gross        Remaining     Combined     Average
                                  Mortgage        Principal      Principal       Interest      Term         Original      FICO
Range of Gross Margins (%)        Loans           Balance ($)    Balance         Rate (%)     (months)       LTV         Score
---------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     784         107,125,880      27.43           7.166           335        81.86          632
<= 3.500                              10           4,413,592       1.13           4.998           307        86.85          716
3.501 - 4.000                          8           2,704,470       0.69           5.073           330        83.44          683
4.001 - 4.500                         31           8,647,018       2.21           5.818           356        78.43          669
4.501 - 5.000                         79          17,223,884       4.41           6.321           356        78.86          669
5.001 - 5.500                        303          88,346,575      22.62           6.579           356        82.05          630
5.501 - 6.000                        316          79,718,567      20.41           7.030           356        80.57          623
6.001 - 6.500                        207          38,237,163       9.79           7.658           355        80.42          606
6.501 - 7.000                        141          23,578,739       6.04           8.052           356        80.11          576
7.001 - 7.500                         78          11,877,756       3.04           8.606           355        79.94          570
7.501 - 8.000                         38           5,741,479       1.47           9.008           355        80.49          561
8.001 - 8.500                         14           2,202,643       0.56           9.732           355        77.51          545
8.501 - 9.000                          4             479,016       0.12          10.003           354        80.35          535
9.001 - 9.500                          1             104,360       0.03          10.990           355        85.00          585
>10.000                                2             112,830       0.03          11.564           355        74.99          522
Total:                             2,016         390,513,971     100.00           7.092           349        81.14          624
Non-Zero Minimum: 3.000
Maximum: 10.500
Non-Zero Weighted Average: 5.780

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10. Range of Minimum Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------------------
                                                                      % of
                                                                     Mortgage
                                                                     Pool by
                                                     Aggregate       Aggregate     Weighted     Weighted      Weighted
                                       Number        Cut-off         Cut-off       Average      Average       Average     Weighted
                                         of           Date            Date         Gross        Remaining     Combined    Average
                                       Mortgage      Principal       Principal     Interest      Term         Original     FICO
Range of Minimum Mortgage Rates (%)    Loans         Balance ($)     Balance       Rate (%)     (months)       LTV        Score
----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                          784       107,125,880       27.43         7.166           335        81.86         632
<=5.000                                    18         7,815,167        2.00         4.720           319        83.45         695
5.001 - 5.500                              23         8,727,203        2.23         5.335           357        79.92         629
5.501 - 6.000                              78        25,432,049        6.51         5.870           356        79.93         651
6.001 - 6.500                             146        40,306,421       10.32         6.333           356        80.19         651
6.501 - 7.000                             285        68,793,103       17.62         6.829           356        80.86         635
7.001 - 7.500                             226        48,165,180       12.33         7.328           356        80.94         616
7.501 - 8.000                             241        46,955,277       12.02         7.839           355        82.36         594
8.001 - 8.500                             105        19,558,597        5.01         8.324           355        80.58         572
8.501 - 9.000                              73        12,576,307        3.22         8.858           355        80.57         556
9.001 - 9.500                              20         2,516,740        0.64         9.327           356        74.45         558
9.501 - 10.000                             13         2,287,332        0.59         9.847           355        78.16         543
10.001 -10.500                              1            37,524        0.01        10.500           355        80.00         554
10.501 - 11.000                             1           104,360        0.03        10.990           355        85.00         585
11.001 - 11.500                             1            76,875        0.02        11.500           355        72.64         514
11.501 - 12.000                             1            35,955        0.01        11.700           356        80.00         540
Total:                                  2,016       390,513,971      100.00         7.092           349        81.14         624
Non-Zero Minimum: 4.600
Maximum: 11.700
Non-Zero Weighted Average: 7.064

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11. Range of Maximum Mortgage Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                                                   Mortgage
                                                                   Pool by
                                                    Aggregate      Aggregate     Weighted    Weighted      Weighted
                                       Number       Cut-off        Cut-off       Average     Average       Average         Weighted
                                         of          Date           Date         Gross       Remaining     Combined        Average
                                       Mortgage     Principal      Principal     Interest     Term         Original         FICO
Range of Maximum Mortgage Rates (%)    Loans        Balance ($)    Balance       Rate (%)    (months)       LTV            Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                          784      107,125,880      27.43         7.166          335        81.86             632
<= 12.500                                  41       16,542,370       4.24         5.044          339        81.59             660
12.501 - 13.000                            78       25,432,049       6.51         5.870          356        79.93             651
13.001 - 13.500                           146       40,306,421      10.32         6.333          356        80.19             651
13.501 - 14.000                           285       68,793,103      17.62         6.829          356        80.86             635
14.001 - 14.500                           226       48,165,180      12.33         7.328          356        80.94             616
14.501 - 15.000                           241       46,955,277      12.02         7.839          355        82.36             594
15.001 - 15.500                           105       19,558,597       5.01         8.324          355        80.58             572
15.501 - 16.000                            73       12,576,307       3.22         8.858          355        80.57             556
16.001 - 16.500                            20        2,516,740       0.64         9.327          356        74.45             558
16.501 - 17.000                            13        2,287,332       0.59         9.847          355        78.16             543
17.001 - 17.500                             1           37,524       0.01        10.500          355        80.00             554
17.501 - 18.000                             1          104,360       0.03        10.990          355        85.00             585
18.001 - 18.500                             1           76,875       0.02        11.500          355        72.64             514
18.501 - 19.000                             1           35,955       0.01        11.700          356        80.00             540
Total:                                  2,016      390,513,971     100.00         7.092          349        81.14             624
Non-Zero Minimum: 11.650
Maximum: 18.700
Non-Zero Weighted Average: 14.070

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12. Initial Periodic Cap (%)

-------------------------------------------------------------------------------------------------------------------------------
                                                                  % of
                                                                 Mortgage
                                                                 Pool by
                                                Aggregate        Aggregate     Weighted     Weighted       Weighted
                                  Number        Cut-off          Cut-off       Average      Average        Average     Weighted
                                    of           Date             Date         Gross        Remaining      Combined    Average
                                  Mortgage      Principal        Principal     Interest      Term          Original     FICO
Initial Periodic Cap (%)          Loans         Balance ($)      Balance       Rate (%)     (months)        LTV        Score
-------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     784        107,125,880        27.43         7.166           335         81.86         632
1.000                                  6          1,045,818         0.27         8.483           355         76.11         514
1.500                              1,211        277,231,599        70.99         7.099           356         80.80         620
2.000                                  4            329,384         0.08         8.144           350         70.32         561
3.000                                 11          4,781,290         1.22         4.652           296         86.71         728
Total:                             2,016        390,513,971       100.00         7.092           349         81.14         624
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.524

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13. Subsequent Periodic Cap (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                                  Mortgage
                                                                  Pool by
                                                  Aggregate       Aggregate     Weighted    Weighted      Weighted
                                  Number          Cut-off         Cut-off       Average     Average       Average       Weighted
                                    of             Date            Date         Gross       Remaining     Combined      Average
                                  Mortgage        Principal       Principal     Interest     Term         Original       FICO
Subsequent Periodic Cap (%)       Loans           Balance ($)     Balance       Rate (%)    (months)       LTV          Score
--------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     784          107,125,880       27.43         7.166          335        81.86           632
1.000                                  6            1,045,818        0.27         8.483          355        76.11           514
1.500                              1,211          277,231,599       70.99         7.099          356        80.80           620
2.000                                  4              329,384        0.08         8.144          350        70.32           561
3.000                                 11            4,781,290        1.22         4.652          296        86.71           728
Total:                             2,016          390,513,971      100.00         7.092          349        81.14           624
Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 1.524

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14. Next Rate Adjustment Dates

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   % of
                                                                  Mortgage
                                                                  Pool by
                                                  Aggregate       Aggregate     Weighted      Weighted       Weighted
                                  Number          Cut-off         Cut-off       Average       Average        Average       Weighted
                                    of             Date            Date         Gross         Remaining      Combined      Average
                                  Mortgage        Principal       Principal     Interest       Term          Original       FICO
Next Rate Adjustment Dates        Loans           Balance ($)     Balance       Rate (%)      (months)        LTV          Score
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                     784         107,125,880       27.43         7.166            335         81.86           632
August 2004                           11           4,781,290        1.22         4.652            296         86.71           728
September 2005                         1             358,187        0.09         7.750            350         78.26           540
October 2005                           1             111,649        0.03         7.000            351         75.00           511
November 2005                          2             319,401        0.08         9.740            352         80.00           524
December 2005                          9           2,099,644        0.54         7.331            353         80.91           648
January 2006                          18           3,789,788        0.97         7.066            354         81.75           636
February 2006                        140          30,802,007        7.89         7.193            355         79.32           640
March 2006                           311          72,506,962       18.57         7.045            356         80.11           620
April 2006                           168          67,969,283       17.41         6.744            357         82.61           608
May 2006                              11           4,562,408        1.17         6.472            358         85.12           645
June 2006                              1              61,862        0.02         8.259            347         80.00           503
September 2006                         4             329,384        0.08         8.144            350         70.32           561
October 2006                           2             264,480        0.07         8.348            351         76.58           524
November 2006                          8           1,131,650        0.29         7.921            352         79.29           544
December 2006                          8             956,145        0.24         7.905            353         81.29           594
January 2007                          31           4,976,829        1.27         7.754            354         79.82           616
February 2007                        146          24,423,191        6.25         7.712            355         81.41           604
March 2007                           353          61,179,100       15.67         7.246            356         80.08           627
April 2007                             6           2,270,662        0.58         6.569            340         75.62           612
May 2007                               1             494,170        0.13         6.900            358         70.71           518
Total:                             2,016         390,513,971      100.00         7.092            349         81.14           624

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15. Geographic Distribution of Mortgaged Properties

--------------------------------------------------------------------------------------------------------------------------------
                                                                % of
                                                               Mortgage
                                                               Pool by
                                               Aggregate       Aggregate       Weighted     Weighted      Weighted
                                   Number      Cut-off         Cut-off         Average      Average       Average       Weighted
                                     of         Date            Date           Gross        Remaining     Combined      Average
Geographic Distribution of         Mortgage    Principal       Principal       Interest      Term         Original       FICO
  Mortgaged Properties              Loans       Balance ($)     Balance         Rate (%)     (months)       LTV          Score
--------------------------------------------------------------------------------------------------------------------------------
California                            551     152,203,842       38.98           6.835           351        81.42           634
Florida                               219      30,156,075        7.72           7.360           346        80.47           608
New York                              101      29,128,380        7.46           6.832           351        78.36           640
Texas                                 151      15,547,364        3.98           7.452           332        79.87           600
New Jersey                             47      13,015,447        3.33           7.264           349        77.86           617
Illinois                               56      10,860,227        2.78           7.463           350        82.23           625
Washington                             53      10,798,329        2.77           6.778           345        83.32           624
Maryland                               51      10,302,557        2.64           7.681           350        80.40           609
Virginia                               50      10,245,226        2.62           7.357           355        82.32           609
Nevada                                 42       8,835,537        2.26           7.162           353        84.32           626
Ohio                                   72       8,366,767        2.14           7.453           350        82.61           606
Arizona                                39       7,162,299        1.83           6.924           356        81.51           614
Massachusetts                          27       6,869,045        1.76           7.296           355        83.95           632
Pennsylvania                           50       6,786,214        1.74           7.469           345        83.62           596
Georgia                                45       6,249,642        1.60           7.333           347        81.20           621
Other                                 462      63,987,021       16.39           7.302           349        81.18           617
Total:                              2,016     390,513,971      100.00           7.092           349        81.14           624
Number of States/District of Columbia Represented: 48

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16. Occupancy

----------------------------------------------------------------------------------------------------------------------------
                                                    % of
                                                   Mortgage
                                                   Pool by
                                Aggregate          Aggregate       Weighted        Weighted         Weighted
                Number          Cut-off            Cut-off         Average         Average          Average         Weighted
                  of             Date               Date           Gross           Remaining        Combined        Average
                Mortgage        Principal          Principal       Interest         Term            Original         FICO
Occupancy       Loans           Balance ($)        Balance         Rate (%)        (months)          LTV            Score
----------------------------------------------------------------------------------------------------------------------------
Primary          1,911          371,717,998         95.19           7.078              349           81.39             623
Investment          95           16,212,893          4.15           7.413              347           75.77             635
Second Home         10            2,583,080          0.66           7.067              356           78.86             636
Total:           2,016          390,513,971        100.00           7.092              349           81.14             624

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17. Property Type

--------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                           Mortgage
                                                           Pool by
                                           Aggregate       Aggregate       Weighted      Weighted       Weighted
                              Number       Cut-off         Cut-off         Average       Average        Average         Weighted
                                of          Date            Date           Gross         Remaining      Combined        Average
                              Mortgage     Principal       Principal       Interest       Term          Original         FICO
Property Type                 Loans        Balance ($)     Balance         Rate (%)      (months)        LTV            Score
--------------------------------------------------------------------------------------------------------------------------------
Single Family Residence        1,547       289,315,464      74.09           7.104            349         81.24             619
Planned Unit Development         228        50,461,067      12.92           7.059            351         82.19             624
2-4 Family                       131        30,458,260       7.80           7.109            349         78.63             658
Condo                            110        20,279,180       5.19           6.984            352         80.93             637
Total:                         2,016       390,513,971     100.00           7.092            349         81.14             624

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18. Loan Purpose

--------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                           Mortgage
                                                           Pool by
                                           Aggregate       Aggregate       Weighted      Weighted       Weighted
                              Number       Cut-off         Cut-off         Average       Average        Average         Weighted
                                of          Date            Date           Gross         Remaining      Combined        Average
                              Mortgage     Principal       Principal       Interest       Term          Original         FICO
Loan Purpose                  Loans        Balance ($)     Balance         Rate (%)      (months)        LTV            Score
--------------------------------------------------------------------------------------------------------------------------------

Refinance - Cashout            1,030       204,237,131      52.30           6.993            348         79.66             606
Purchase                         801       156,008,389      39.95           7.179            351         82.79             653
Refinance - Rate Term            185        30,268,451       7.75           7.314            350         82.66             594
Total:                         2,016       390,513,971     100.00           7.092            349         81.14             624


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19. Documentation Level

--------------------------------------------------------------------------------------------------------------------------------
                                                            % of
                                                           Mortgage
                                                           Pool by
                                           Aggregate       Aggregate       Weighted      Weighted       Weighted
                             Number        Cut-off         Cut-off         Average       Average        Average         Weighted
                               of           Date            Date           Gross         Remaining      Combined        Average
                             Mortgage      Principal       Principal       Interest       Term          Original         FICO
Documentation Level          Loans         Balance ($)     Balance         Rate (%)      (months)        LTV            Score
--------------------------------------------------------------------------------------------------------------------------------
Full Documentation            1,066        187,561,027      48.03           6.932            347         81.85             604
Stated Documentation            847        176,995,963      45.32           7.297            352         80.48             646
Limited Documentation           103         25,956,981       6.65           6.857            348         80.58             615
Total:                        2,016        390,513,971     100.00           7.092            349         81.14             624

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20. Credit Score

-------------------------------------------------------------------------------------------------------------------------------
                                                        % of
                                                       Mortgage
                                                       Pool by
                                    Aggregate          Aggregate       Weighted        Weighted         Weighted
                    Number          Cut-off            Cut-off         Average         Average          Average         Weighted
                      of             Date               Date           Gross           Remaining        Combined        Average
                    Mortgage        Principal          Principal       Interest         Term            Original         FICO
Credit Score        Loans           Balance ($)        Balance         Rate (%)        (months)          LTV            Score
-------------------------------------------------------------------------------------------------------------------------------
500 - 524              176          27,427,620           7.02           8.072              352           75.73             513
525 - 549              182          30,979,348           7.93           7.936              354           79.05             537
550 - 574              231          40,841,363          10.46           7.433              348           80.09             562
575 - 599              211          40,791,996          10.45           7.209              351           80.27             588
600 - 624              238          50,310,234          12.88           6.852              350           82.12             613
625 - 649              285          59,283,983          15.18           6.855              351           82.42             637
650 - 674              279          56,674,055          14.51           6.892              348           81.77             662
675 - 699              188          35,845,887           9.18           6.771              346           82.70             687
700 - 724              113          23,371,562           5.98           6.688              351           82.14             711
725 - 749               68          16,406,354           4.20           6.595              344           83.01             737
750 - 774               36           6,612,382           1.69           6.363              337           83.91             760
775 - 799                9           1,969,188           0.50           6.934              346           83.43             784
Total:               2,016         390,513,971         100.00           7.092              349           81.14             624
Non-Zero Minimum: 500
Maximum: 798
Non-Zero Weighted Average: 624

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21. Prepayment Penalty Term

----------------------------------------------------------------------------------------------------------------------------------
                                                                % of
                                                               Mortgage
                                                               Pool by
                                               Aggregate       Aggregate       Weighted       Weighted       Weighted
                               Number          Cut-off         Cut-off         Average        Average        Average      Weighted
                                 of             Date            Date           Gross          Remaining      Combined     Average
                               Mortgage        Principal       Principal       Interest        Term          Original      FICO
Prepayment Penalty Term        Loans           Balance ($)     Balance         Rate (%)       (months)        LTV         Score
----------------------------------------------------------------------------------------------------------------------------------
0                                 372          68,434,099        17.52           7.356             342         80.98          625
6                                   5             469,613         0.12           7.915             355         81.54          598
12                                114          31,287,783         8.01           6.889             352         79.62          640
18                                  1             387,992         0.10           6.375             355         80.00          695
24                                408         114,714,676        29.38           6.855             354         81.98          621
30                                  5           1,166,911         0.30           7.454             323         78.69          555
36                                787         137,051,775        35.10           7.115             350         80.92          625
39                                  1             118,494         0.03           8.250             356         90.00          533
42                                  2             277,118         0.07           6.975             355         80.00          663
48                                 10             939,614         0.24           7.856             337         83.85          597
60                                311          35,665,897         9.13           7.399             341         80.96          615
Total:                          2,016         390,513,971       100.00           7.092             349         81.14          624
Non-Zero Minimum: 6
Maximum: 60
Non-Zero Weighted Average: 32

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22. Lien Position

--------------------------------------------------------------------------------------------------------------------------------
                                                        % of
                                                       Mortgage
                                                       Pool by
                                    Aggregate          Aggregate       Weighted        Weighted         Weighted
                    Number          Cut-off            Cut-off         Average         Average          Average         Weighted
                      of             Date               Date           Gross           Remaining        Combined        Average
Lien                Mortgage        Principal          Principal       Interest         Term            Original         FICO
Position            Loans           Balance ($)        Balance         Rate (%)        (months)          LTV            Score
--------------------------------------------------------------------------------------------------------------------------------
1st Lien             1,879          381,316,047         97.64           7.016              351           80.70             623
2nd Lien               137            9,197,925          2.36          10.241              288           99.76             679
Total:               2,016          390,513,971        100.00           7.092              349           81.14             624

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This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a
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sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared
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